Dohan and Company, CPAs LOGO                      7700 NORTH KENDALL DRIVE, 204
                                                  MIAMI, FLORIDA     33156-7578
                                                  TELEPHONE      (305) 274-1366
                                                  FACSIMILE      (305) 274-1368
                                                  e-MAIL         INFO@USCPA.COM
                                                  INTERNET        WWW.USCPA.COM
Exhibit 24.1


CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated September 29, 2000, appearing on page F-2 of Xpedian, Inc. Form 10-KSB for the year ended June 30, 2000 incorporated by reference in this Registration Statement on Form S-8 of Xpedian, Inc.

                                    /s/ Dohan and Company, P.A., CPA's





Miami, Florida
June 29, 2001